UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

September 7, 2006
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APPLIED SPECTRUM TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397 (Commission File Number)		41-2185030 (IRS Employer Identification No.)
936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963 (Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Applied Spectrum Technologies Inc. (“APSP”) and Ever Leader Holdings Limited and its subsidiaries (collectively, “Ever Leader Group”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe APSP’s and Ever Leader Group’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. APSP’s and Ever Leader Group’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, APSP undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 - Registrants’ Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective September 7, 2006, Applied Spectrum Technologies, Inc., a Delaware corporation ("APSP"), entered into an Exchange Agreement (“Exchange Agreement”) with KI Equity Partners III, LLC, a Delaware limited liability company (“KI Equity”), Ever Leader Holdings Limited, a company incorporated under the laws of Hong Kong SAR ("Ever Leader"), and each of the equity owners of Ever Leader (the “Ever Leader Shareholders”). Under the terms of the Exchange Agreement, APSP will, at closing of the exchange transaction (“Closing”), acquire all of the outstanding capital stock and ownership interests of Ever Leader (the “Interests”) from the Ever Leader Shareholders, and the Ever Leader Shareholders will transfer and contribute all of their Interests to APSP. In exchange, APSP will issue to the Ever Leader Shareholders 64,942,360 shares of APSP common stock. A copy of the Exchange Agreement is included as Exhibit 2.1 to this Current Report and is hereby incorporated by this reference. All references to the Exchange Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

Ever Leader owns 95% of the issued and outstanding capital stock of Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd., a China-Foreign Equity Joint Venture company incorporated under the laws of the People’s Republic of China (“Benda”). Mr. Yiqing Wan owns 5% of the issued and outstanding capital stock of Benda. Benda owns: (i) 95% of the issued and outstanding capital stock of Jingling Benda Pharmaceutical Co., Ltd., a company formed under the laws of the People’s Republic of China (“Jingling”); (ii) 95% of the issued and outstanding capital stock of Yidu Benda Chemical Co., Ltd., a company incorporated under the laws of the People’s Republic of China (“Yidu”); and (iii) 75% of the issued and outstanding capital stock of Beijing Shusai Pharyngitis Research Co., Ltd., a company incorporated under the laws of the People’s Republic of China (“Shusai”). Mr. Yiqing Wan owns: (i) 5% of the issued and outstanding capital stock of Jingling; and (ii) 5% of the issued and outstanding capital stock of Yidu. Mr. Feng Wang owns 25% of the issued and outstanding capital stock of Shusai.

Ever Leader, Benda, Jingling, Yidu and Shusai shall be referred to herein collectively as "Ever Leader Group." The Ever Leader Group is principally engaged in the development, manufacturing and distribution of medicines, active pharmaceutical ingredients and pharmaceutical intermediaries.

Following completion of the exchange transaction (the “Exchange”), Ever Leader will become a wholly-owned subsidiary of APSP.

The consummation of the Exchange is contingent on a minimum of $10,000,000 (or such lesser amount as mutually agreed to by Ever Leader and the placement agent) being subscribed for, and funded into escrow, by certain accredited and institutional investors (“Investors”) for the purchase of shares of APSP Common Stock promptly after the closing of the Exchange under terms and conditions approved by APSP’s board of directors immediately following the Exchange (“Financing”). The closing of the Financing will be contingent on the closing of the Exchange, and the Exchange will be contingent on the closing of the Financing.

No assurances can be given that the Financing or the Exchange will be completed. Further, in the event the Financing is completed, there can be no assurance that the gross proceeds will be at least $10,000,000. For purposes of this Report, it is assumed that the Financing will be completed with gross proceeds of $12,000,000, the maximum amount under the Financing. The issuance of the shares of the APSP Common Stock to the Ever Leader Shareholders is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to either Regulation S or regulation D promulgated thereunder. As such, the APSP Common Stock may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been or is expected to be filed with the United States Securities and Exchange Commission (“SEC” or “Commission”) or with any state securities commission in respect of the Exchange or the Financing. However, as a condition to the Financing, it is expected that APSP will agree to register for public re-sale certain APSP’s common stock issued to the Investors in the Financing as after the Exchange as follows: (i) 2,400,000 shares of APSP’s common stock which are currently outstanding and have been granted piggyback registration rights, (ii) 2,281,302 shares of APSP’s common stock currently held by KI Equity which do not have piggyback registration rights, (iii) the Finder’s Shares (as defined below), and (v) 423,294 shares of APSP’s common stock issued to the principals of Anslow & Jaclin, LLP after Closing for legal services rendered to Ever Leader in connection with the Exchange and Financing.

APSP is presently authorized under its Articles of Incorporation to issue 150,000,000 shares of common stock, $.001 par value per share, and 5,000,000 shares of preferred stock, $.001 par value per share.

As of the date of this Report, APSP has 5,354,091 shares of its common stock issued and outstanding, and no shares of preferred stock issued and outstanding. However, subject to the completion of the Exchange, APSP will issue 706,195 shares of APSP’s common stock to various parties for services as finders in connection with the Exchange (“Finders Shares”). Accordingly, for purposes of this Report, all references to APSP’s outstanding common stock and APSP’s shareholders will include the Finders Shares.

Under the terms of the Exchange Agreement, all of the outstanding Interests of Ever Leader will be exchanged for 64,942,360 shares of APSP Common Stock.

Immediately following the exchange transaction, the Ever Leader Shareholders will own 91.46% of the total of APSP’s outstanding stock entitled to vote prior to the Financing.

Effective as of the closing of the exchange transaction, and subject to applicable regulatory requirements, including the preparation, filing and distribution to the APSP stockholders of a Schedule 14(f)-1 Notice to Stockholders at least ten (10) days prior to the Closing, the existing officers and directors of APSP will resign, and the newly-appointed directors of APSP will consist of one member of Ever Leader’s current management, Yiqing Wan (the “Management Director”); Ruilu Song, Jingbo Wu, Huilian Song, and one independent director to be designated by KI Equity to serve as a director for the one year period following Closing (“KI Equity Director”). A Voting Agreement between KI Equity and the Ever Leader Shareholders (Voting Agreement) will require KI Equity and the Ever Leader Shareholders to vote their APSP Shares for the above director designees.

Ever Leader has also agreed that, within 90 days following the Closing, APSP’s board of directors will satisfy the independence, audit and compensation committee and other corporate governance requirements under the Sarbanes-Oxley Act of 2002 (the "SOX Act"), the rules and regulations promulgated by the SEC, and the requirements of either NASDAQ or American Stock Exchange (“AMEX”) as selected by APSP, whether or not APSP’s common stock is listed or quoted, or qualifies for listing or quotation, on such national exchanges.

Additional information concerning the Management Director and KI Equity Director who will serve as APSP’s directors following the Closing will be included in the Schedule 14(f)-1 Notice to Stockholders which will be filed with the SEC and mailed to stockholders at least ten (10) days prior to the closing of the exchange transaction.

At or prior to the Closing, pursuant to the terms of the Exchange Agreement, APSP will also enter into a certain financial advisory agreement with Keating Securities, LLC (“Keating Securities”), a registered broker-dealer, under which Keating Securities will be compensated by APSP for its advisory services rendered to APSP in connection with the exchange transaction. The transaction advisory fee will be $395,000. This fee shall be paid in full at the closing of the exchange transaction.

APSP’s completion of the transactions contemplated under the Exchange Agreement are subject to the satisfaction of certain contingencies including, without limitation, the delivery of U.S. GAAP audited annual, interim reviewed and pro forma financial information of Ever Leader Group (on a consolidated basis) acceptable to APSP, compliance with regulatory requirements and the completion of the Financing. Consummation of the exchange transaction is also conditioned upon, among other things: (i) execution by KI Equity and the Ever Leader Stockholders of the Voting Agreement; (ii) continued quotation of APSP’s common stock on the NASD Over-the-Counter Electronic Bulletin Board (“OTC BB”); (iii) receipt of all required licenses, permits, certificates and approvals by the government authorities; (iv) delivery of legal opinions from Ever Leader’s People’s republic of China, Hong Kong and United States legal counsels satisfactory to APSP, and (v) execution of an aftermarket support agreement between APSP and Keating Aftermarket Support, LLC (“KAMS”), with such terms and conditions as mutually acceptable to Ever Leader, APSP and KAMS.

The directors of APSP have approved the Exchange Agreement and the transactions contemplated under the Exchange Agreement. The directors of Ever Leader have approved the Exchange Agreement and the transactions contemplated thereunder.

The parties expect the closing of the transactions under the Exchange Agreement and the Financing to occur on or about October 20, 2006. However, there can be no assurances that the exchange transaction or the Financing will be completed.

The Exchange Agreement may be terminated as follows: (i) by mutual written consent, (ii) by either party if the exchange transaction is not consummated by November 30, 2006 , (iii) by either party if the exchange transaction is prohibited by issuance of an order, decree or ruling, and (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement.

Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity, which is the majority stockholder of APSP, Keating Securities, LLC, the registered broker-dealer affiliate of Keating Investments, LLC, and KAMS. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity, KAMS or Keating Securities, LLC and disclaims any beneficial interest in the shares of APSP’s common stock owned by KI Equity. Similarly, Keating Investments, LLC, KI Equity, KAMS and Keating Securities, LLC disclaim any beneficial interest in the shares of APSP’s common stock currently owned by Kevin R. Keating.

Business of APSP

APSP is currently a shell company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed pursuant to which APSP would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity.

Business of Ever Leader Group

Ever leader is principally engaged in the development, manufacturing and distribution of medicines, active pharmaceutical ingredients and pharmaceutical intermediates.

It has three core operating companies:
•	Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd (“Benda Ebei”) develops, manufactures and sells small volume injection solutions and other medicines.
•
Jiangling Benda Pharmaceutical Co., Ltd. (“Jiangling Benda”) develops, manufactures and sells active pharmaceutical ingredients (“APIs[1]”). About 3.7% of the APIs that we produce is used to produce some of our finished medicines. The remainder is sold in the market to unrelated parties.

•
Yidu Benda Chemical Industry, Co., Ltd (“Yidu Benda”) develops manufactures and sells pharmaceutical intermediates[2]. About 11.8% of the pharmaceutical intermediates that we produce is used for our medicines. The remainder is sold in the market to unrelated parties.

It produces both Western medicines, for which typically the original foreign patents have expired, and traditional Chinese medicines (“TCMs”). Some of the Chinese medicines it produces are of its own origination and protected by its own SFDA3  certificates. Its medicines can be broadly classified into two categories: branded medicines, most of which are sold by prescription, and generics. 59 Benda drugs are listed in China’s Catalog of Basic Medicines Covered by Social Medical Security. In China, almost all medicines listed in the Catalog of Basic Medicines are covered by insurance programs, therefore medicines listed in the Catalog have the greatest market potential.

Its research and development, directed both at drug discovery and optimization of manufacturing process and costs, greatly benefits from having established close relationships with some of China’s leading medical research institutions,. For example, it has recently developed innovative processes that achieve Ribavirin yield rates 4.5% higher than the competition, while at the same time reducing Ribavirin manufacturing costs by 9%. Based on SFDA records, it is the only Chinese company that can currently synthesize Asarin chemically, setting its production costs 16% below those of its competitors. It expects to produce Asarin in early 2007 when Jiangling Benda plant finishes GMP4  renovation.
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1 APIs (Active Pharmaceutical Ingredients) are active chemicals used in the manufacturing of drugs. Another term for Active Pharmaceutical Ingredient is Bulk Drug Substance, although API is more internationally recognized.
2 Pharmaceutical Intermediate is the chemical raw material used to make API.
3 The Chinese government agency, SFDA, is analogous to the Food and Drug Administration (“FDA”) in the United States. Unlike the FDA, however, SFDA provides intellectual property and competitive protection to certain classes of approved drugs.
4 GMP (Good Manufacturing Practices) is an internationally-recognized standard for pharmaceutical plant design and construction. GMP has been defined as “that part of quality assurance which ensures that products are consistently produced and controlled to the quality standards appropriate for their intended use and as required by the marketing authorization.” (World Health Organization). GMP covers all aspects of the manufacturing process: defined manufacturing process; validated critical manufacturing steps; suitable premises, storage, transport; qualified and trained production and quality control personnel; adequate laboratory facilities; approved written procedures and instructions; records to show all steps of defined procedures taken; full traceability of a product through batch processing records and distribution records; and systems for recall and investigation of complaints.

The business of the Ever Leader Group involves a number of risks and uncertainties that could cause the actual results of either company to differ materially from those estimated by management from time to time. Potential risks and uncertainties, include, but are not limited to, such factors as fluctuations in demand for Ever Leader’s products, Ever Leader Group’s cost of manufacturing and raw materials, conditions and trends in the retail market, additions or departures of key personnel, its ability to attract and maintain customers and strategic business relationships, Ever Leader Group’s ability to develop and/or license existing and new technologies for the manufacture of its products, the impact of competitive products and pricing, growth in target markets, the adequacy of Ever Leader Group’s liquidity and financial strength to support its growth, and other information that may be detailed from time to time in APSP’s filings with the United States Securities and Exchange Commission should the exchange transaction contemplated by the Exchange Agreement be completed.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Exchange Agreement by and among APSP, KI Equity, Ever Leader and the Ever Leader Shareholders dated July 7, 2006 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, APSP Merchants Exchange, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Spectrum Technologies, Inc.

Date: September 7, 2006	By:	/s/ Kevin R. Keating
Kevin R. Keating, President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Exchange Agreement by and among APSP, KI Equity, Ever Leader and the Ever Leader Shareholders dated July 7, 2006.